UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2022

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Crawfords Corner Road, Suite 1405

Holmdel, NJ 07733

(Address of principal executive offices)

(732) 577-9996

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 17, 2022, Monmouth Real Estate Investment Corporation (“Monmouth”) held a special meeting of common shareholders (the “Special Meeting”) in connection with the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 5, 2021 and as amended on February 7, 2022, by and among the Company, Industrial Logistics Properties Trust, a Maryland real estate investment trust (“ILPT”), and Maple Delaware Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of ILPT (“Merger Sub”), under which, subject to the terms and conditions thereof, ILPT will acquire Monmouth in an all-cash transaction via merger of Monmouth with and into Merger Sub (the “Merger”).

At the Special Meeting, the shareholders of Monmouth voted on the following three proposals, each of which is more fully described in Monmouth’s definitive proxy statement filed with the Securities and Exchange Commission on December 21, 2021:

1.	To approve the Merger pursuant to the Merger Agreement (“Merger Proposal”);

2.	To approve on a non-binding, advisory basis, certain compensation that may be paid or become payable to Monmouth’s named executive officers in connection with the Merger Agreement and the transactions contemplated thereby (“Compensation Proposal”); and

3.	To approve any adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies in favor of the Merger Proposal (“Adjournment Proposal”).

As of December 20, 2021, the record date for the Special Meeting, there were 98,486,382 shares of Monmouth’s common stock outstanding, each entitled to one vote per share on each proposal. At the Special Meeting, present virtually or by proxy were holders of 74,161,168 shares of Monmouth’s common stock, representing approximately 75.3% of the voting power of all shares of common stock entitled to cast a vote at the Special Meeting, constituting a quorum.

The final voting results for each of these proposals are detailed below:

1. Merger Proposal

Votes For	Votes Against	Votes Abstained
72,524,506	1,387,184	249,478

Monmouth’s shareholders approved the Merger Proposal.

2. Compensation Proposal

Votes For	Votes Against	Votes Abstained
67,913,734	5,571,995	675,439

Monmouth’s shareholders approved the Compensation Proposal.

3. Adjournment Proposal

Votes For	Votes Against	Votes Abstained
66,862,499	6,843,539	455,130

Monmouth’s shareholders approved the Adjournment Proposal.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding consummating the Merger. Any forward-looking statements contained in this Current Report on Form 8-K are intended to be made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this Current Report on Form 8-K reflect Monmouth’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement, including, without limitation, (i) inability to complete the proposed Merger because, among other reasons, one or more conditions to the closing of the proposed Merger may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the proposed Merger; (iii) potential adverse effects or changes to relationships with tenants, employees, service providers or other parties resulting from the announcement or completion of the proposed Merger; (iv) possible disruptions from the proposed Merger that could harm Monmouth’s business, including current plans and operations; (v) unexpected costs, charges or expenses resulting from the proposed Merger; (vi) legislative, regulatory and economic developments; and (vii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and epidemics and pandemics, including COVID-19, as well as management’s response to any of the aforementioned factors. Monmouth does not guarantee that the proposed Merger and events described will happen as described (or that they will happen at all). For a further discussion of other factors that could cause Monmouth’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Monmouth’s most recent Annual Report on Form 10-K and in its Quarterly Reports on Form 10-Q for subsequent quarters.

While forward-looking statements reflect Monmouth’s good faith beliefs, they are not guarantees of future performance. Monmouth disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monmouth Real Estate Investment Corporation

Dated: February 18, 2022	By:	/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial Officer, its principal financial officer and principal accounting officer

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